Exhibit 99.1

 Certification Pursuant to Section 1350 of Chapter 63 of Title 18 of the United
                                  States Code

I, K.J. Semikian, the Chief Executive Officer of Telesource International, Inc. ("Telesource"), certify that (i) the Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Telesource.


                                 /s/ K.J. Semikian
                                 --------------------------------------
                                 K.J. Semikian Chief
                                 Executive Officer
                                 Telesource
                                 International, Inc.


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